                                                                    EXHIBIT 99.7

CASE NAME:      KEVCO MANUFACTURING, LP                            ACCRUAL BASIS

CASE NUMBER:    401-40784-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
----------------------------------------            ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        JANUARY 22, 2002
----------------------------------------            ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
----------------------------------------            ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                        JANUARY 22, 2002
----------------------------------------            ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 1

CASE NUMBER:    401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                             AMOUNT           OCT-01           NOV-01           DEC-01
------                                                          ------------     ------------     ------------     ------------
1.  Unrestricted Cash (FOOTNOTE)                                      41,683          150,805          150,799          151,232
2.  Restricted Cash
3.  Total Cash                                                        41,683          150,805          150,799          151,232
4.  Accounts Receivable (Net) (FOOTNOTE)                           7,974,696                0                0                0
5.  Inventory (FOOTNOTE)                                          14,793,828                0                0                0
6.  Notes Receivable
7.  Prepaid Expenses                                                 196,584                0                0                0
8.  Other (Attach List)                                                    0                0                0                0
9.  Total Current Assets                                          23,006,791          150,805          150,799          151,232
10. Property, Plant & Equip. (FOOTNOTE)                           32,082,187        2,220,574        2,220,574        2,220,574
11. Less: Accumulated Depreciation                                (7,696,543)        (250,320)        (250,320)        (250,320)
12. Net Property, Plant & Equipment                               24,385,644        1,970,254        1,970,254        1,970,254
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)               8,369,096                0                0                0
15. Other (Attach List)                                           13,541,943       45,456,185       45,410,703       45,411,431
16. Total Assets                                                  69,303,474       47,577,244       47,531,756       47,532,917

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                           26,492           26,492            1,111
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                               131,388          131,388          131,388
23. Total Post Petition Liabilities                                                   157,880          157,880          132,499

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                       75,885,064       14,891,816       13,358,109       13,448,255
25. Priority Debt (FOOTNOTE)                                       1,383,756
26. Unsecured Debt                                                 5,139,545        3,048,966        3,048,966        2,733,206
27. Other (Attach List)                                          197,008,999      197,951,008      197,951,008      197,951,008
28. Total Pre Petition Liabilities                               279,417,364      215,891,790      214,358,083      214,132,469
29. Total Liabilities                                            279,417,364      216,049,670      214,515,963      214,264,968

EQUITY

30. Pre Petition Owners' Equity                                                  (210,107,292)    (210,107,292)    (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                     (18,666,125)     (18,711,613)     (18,685,070)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                         60,300,991       61,834,698       62,060,311
33. Total Equity                                                                 (168,472,426)    (166,984,207)    (166,732,051)
34. Total Liabilities and Equity                                                   47,577,244       47,531,756       47,532,917

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                          SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                          SCHEDULED          MONTH            MONTH             MONTH
ASSETS                                                     AMOUNT            OCT-01           NOV-01            DEC-01
------                                                    ---------          ------           ------            ------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                      0                0                 0                0

A. Goodwill: Consolidated Forest
   Products (FOOTNOTE)                                   8,369,096                0                 0                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                   8,369,096                0                 0                0

A. Intercompany Receivables (FOOTNOTE)                  13,541,943       45,456,185        45,410,703       45,411,431
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                            13,541,943       45,456,185        45,410,703       45,411,431

POST PETITION LIABILITIES

A. Accrued Liabilities                                                      131,388           131,388          131,388
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                       131,388           131,388          131,388

PRE PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                         68,508,999       69,451,008        69,451,008       69,451,008
B. 10 3/8% Senior Sub. Notes                           105,000,000      105,000,000       105,000,000      105,000,000
C. Sr. Sub. Exchangeable Notes                          23,500,000       23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                  197,008,999      197,951,008       197,951,008      197,951,008

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 2

CASE NUMBER:    401-40784-BJH-11

INCOME STATEMENT

                                                      MONTH             MONTH             MONTH             QUARTER
REVENUES                                              OCT-01            NOV-01            DEC-01             TOTAL
--------                                              ------            ------            ------            -------
1.  Gross Revenues                                         0                 0                 0                 0
2.  Less: Returns & Discounts                                                                                    0
3.  Net Revenue                                            0                 0                 0                 0

COST OF GOODS SOLD

4.  Material                                                                                                     0
5.  Direct Labor                                                                                                 0
6.  Direct Overhead                                                                                              0
7.  Total Cost of Goods Sold                               0                 0                 0                 0
8.  Gross Profit                                           0                 0                 0                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                               0
10. Selling & Marketing                                                  6,324                               6,324
11. General & Administrative                             550               209               180               939
12. Rent & Lease                                                                                                 0
13. Other (Attach List)                                    0                 0                 0                 0
14. Total Operating Expenses                             550             6,533               180             7,263
15. Income Before Non-Operating
    Income & Expense                                    (550)           (6,533)             (180)           (7,263)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                 (1,168)                0           (26,722)          (27,890)
17. Non-Operating Expense (Att List)                  40,000            38,955                 0            78,955
18. Interest Expense                                                                                             0
19. Depreciation / Depletion                                                                                     0
20. Amortization                                                                                                 0
21. Other (Attach List)                                                                                          0
22. Net Other Income & (Expenses)                    (38,832)          (38,955)           26,722           (51,065)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                            0
24. U.S. Trustee Fees                                                                                            0
25. Other (Attach List)                                                                                          0
26. Total Reorganization Expenses                          0                 0                 0                 0
27. Income Tax                                                                                                   0
28. Net Profit (Loss)                                (39,382)          (45,488)           26,542           (58,328)

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:      KEVCO MANUFACTURING, LP                         SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                               ACCRUAL BASIS - 2

INCOME STATEMENT

                                                     MONTH             MONTH             MONTH             QUARTER
OPERATING EXPENSES                                   OCT-01            NOV-01            DEC-01             TOTAL
------------------                                   ------            ------            ------            -------
A.                                                                                                               0
B.                                                                                                               0
C.                                                                                                               0
D.                                                                                                               0
E.                                                                                                               0

TOTAL OTHER OPERATING
EXPENSES - LINE 13                                        0                 0                 0                  0

OTHER INCOME & EXPENSES

A.    Interest Income                                (1,168)                0              (441)            (1,609)
B.    Balance Sheet Adjustments                                                         (26,281)           (26,281)
                                                                                                                 0
TOTAL NON-OPERATING
INCOME - LINE 16                                     (1,168)                0           (26,722)           (27,890)

A.    Loss on sale of assets                         40,000            38,955                 0             78,955
B.                                                                                                               0
C.                                                                                                               0
D.

TOTAL NON-OPERATING
EXPENSE - LINE 17                                    40,000            38,955                 0             78,955

REORGANIZATION EXPENSES

A.                                                                                                               0
B.                                                                                                               0
C.                                                                                                               0
D.                                                                                                               0
E.                                                                                                               0

TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                                        0                 0                 0                  0

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 3

CASE NUMBER:    401-40784-BJH-11

CASH RECEIPTS AND                                  MONTH             MONTH            MONTH             QUARTER
DISBURSEMENTS                                      OCT-01            NOV-01           DEC-01             TOTAL
-----------------                                  ------            ------           ------            -------
1.  Cash - Beginning Of Month                                SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING LP           SUPPLEMENT TO ACCRUAL BASIS -3
                                                 DECEMBER, 2001
CASE NUMBER:    401-40784-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP      MFG          MGMT     HOLDING      COMP     KEVCO INC     TOTAL
                                             --------   ----------    --------   --------   --------   ---------  ----------
1.  CASH-BEGINNING OF MONTH                        --      150,799   3,503,332         --         --      1,000    3,655,131

  RECEIPTS FROM OPERATIONS
2.  CASH SALES                                     --           --                                                        --
  COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                   --           --                                                        --
4.  POST PETITION                                               --                                                        --

5.  TOTAL OPERATING RECEIPTS                       --           --          --         --         --         --           --

  NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                            --                                                        --
7.  SALE OF ASSETS                                              --                                                        --
8.  OTHER                                       9,494        2,086       5,383         --         --         --       16,963
      INTERCOMPANY TRANSFERS                   10,062         (594)     (9,468)        --                                 --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC                               9,494                                             --
             INTEREST INCOME                                             5,383

9.  TOTAL NON OPERATING RECEIPTS               19,556        1,492      (4,085)        --         --         --       16,963

10. TOTAL RECEIPTS                             19,556        1,492      (4,085)        --         --         --       16,963

11. CASH AVAILABLE                             19,556      152,291   3,499,247         --         --      1,000    3,672,094

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                         18,582                                        18,582
13. PAYROLL TAXES PAID                                          --       6,780                                         6,780
14. SALES, USE & OTHER TAXES PAID                  14           --                                                        14
15. SECURED/RENTAL/LEASES                       4,133           --       5,789                                         9,922
16. UTILITIES                                     216          172         194                                           582
17. INSURANCE                                                   --     147,956                                       147,956
18. INVENTORY PURCHASES                                         --                                                        --
19. VEHICLE EXPENSE                                             --                                                        --
20. TRAVEL                                                      --                                                        --
21. ENTERTAINMENT                                               --                                                        --
22. REPAIRS & MAINTENANCE                                       --                                                        --
23. SUPPLIES                                                    --                                                        --
24. ADVERTISING                                                                                                           --
25. OTHER                                      15,193          887      13,077         --         --         --       29,157
        LOAN PAYMENTS                                           --          --                                            --
              FREIGHT                                           --                                                        --
              CONTRACT LABOR                                    --                                                        --
              401 K PAYMENTS                                    --                                                        --
              PAYROLL TAX ADVANCE ADP                                                                                     --
              WAGE GARNISHMENTS                                                                                           --
              MISC                             15,193          887      13,077                                        29,157

26. TOTAL OPERATING DISBURSEMENTS              19,556        1,059     192,378         --         --         --      212,993

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                           --     131,601                                       131,601
28. US TRUSTEE FEES                                             --                                                        --
29. OTHER                                                                                                                 --
30. TOTAL REORGANIZATION EXPENSE                   --           --     131,601         --         --         --      131,601

31. TOTAL DISBURSEMENTS                        19,556        1,059     323,979         --         --         --      344,594

32. NET CASH FLOW                                  --          433    (328,064)        --         --         --     (327,631)

33. CASH- END OF MONTH                             --      151,232   3,175,268         --         --      1,000    3,327,500

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 4

CASE NUMBER:    401-40784-BJH-11

                                                SCHEDULED             MONTH             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT               OCT-01            NOV-01            DEC-01
-------------------------                       ---------             ------            ------            ------
1.  0 - 30                                                                 0                0                  0
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                   7,974,696                  0                0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                   7,974,696                  0                0                  0

AGING OF POST PETITION                                     MONTH:    DECEMBER-01
TAXES AND PAYABLES                                               ---------------

                                     0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                         DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                        ------           -------            -------             ----             -----
1.  Federal                                                                                                       --
2.  State                               --                                                                        --
3.  Local                                                                                                         --
4.  Other (See Below)                1,111                                                                     1,111
5.  Total Taxes Payable              1,111                  0                  0                0              1,111
6.  Accounts Payable                     0                                                                         0

                                                           MONTH:    DECEMBER-01
                                                                 ---------------

STATUS OF POST PETITION TAXES

                                                BEGINNING TAX       AMOUNT WITHHELD                           ENDING TAX
FEDERAL                                          LIABILITY*         AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                                         -------------       ---------------     -------------         ----------
1.  Withholding **                                                                                                 0
2.  FICA - Employee **                                                                                             0
3.  FICA - Employer **                                                                                             0
4.  Unemployment                                                                                                   0
5.  Income                                                                                                         0
6.  Other (Attach List)                                                                                            0
7.  Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                 0                  0
9.  Sales (FOOTNOTE)                                                                            0                  0
10. Excise                                                                                                         0
11. Unemployment                                                                                0                  0
12. Real Property                                       1,111                                                  1,111
13. Personal Property (FOOTNOTE)                                                                0                  0
14. Other (Attach List)                                                                                            0
15. Total State And Local                               1,111                  0                0              1,111
16. Total Taxes                                         1,111                  0                0              1,111

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 5

CASE NUMBER:    401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                        MONTH:       DECEMBER-01
                                                              ------------------

BANK RECONCILIATIONS                               Account # 1        Account # 2       Other Accounts
--------------------                               -----------        -----------       --------------
A.   BANK:                                         Summit Bank        Summit Bank        (Attach List)
B.   ACCOUNT NUMBER:                                1-0138099          1-0137836                                 TOTAL
C.   PURPOSE (TYPE):                               Depository          Depository
1.   Balance Per Bank Statement                         4,981            146,251                  --            151,232
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks                                                                                    --
4.   Other Reconciling Items                                                                                         --
5.   Month End Balance Per Books                        4,981            146,251                  --            151,232
6.   Number of Last Check Written                      N/A                N/A

INVESTMENT ACCOUNTS

                                                   DATE          TYPE OF
BANK, ACCOUNT NAME & NUMBER                     OF PURCHASE     INSTRUMENT      PURCHASE PRICE      CURRENT VALUE
---------------------------                     -----------     ----------      --------------      -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                      0                  0

CASH

12.  Currency On Hand                                                                                          0
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                           151,232

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

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 6

CASE NUMBER:    401-40784-BJH-11

                                                        MONTH:       DECEMBER-01
                                                              ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   TYPE OF                              AMOUNT           TOTAL PAID
         NAME                      PAYMENT                               PAID             TO DATE
         ----                      -------                              ------           ----------
1.    Lee Denham                   Payroll/severance                                       134,620
2.    Lee Denham                   Expense Reimb.                                              254
3.    Jim Connors                  Consulting fees and expenses                            114,975
4.    Jim Connors                  Division Sale Bonuses                                   112,500
5.    (Attach List)
6.    Total Payments To Insiders                                             0             362,349

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                                       TOTAL
                               AUTHORIZING        AMOUNT          AMOUNT       TOTAL PAID      INCURRED
             NAME                 PAYMENT         APPROVED         PAID          TO DATE       & UNPAID*
             ----              -----------        --------        ------       ----------      ---------
1.    Gordion Group                03/20/01         301,398          0            301,398             0
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                 301,398          0            301,398             0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                     SCHEDULED         AMOUNTS         TOTAL
                                      MONTHLY           PAID           UNPAID
                                     PAYMENTS          DURING           POST
     NAME OF CREDITOR                   DUE             MONTH         PETITION
     ----------------                ---------         ------        ----------
1.    Bank of America                  N/A                              13,448,255
2.    Status of Leases Payable                                             None
3.
4.
5.    (Attach List)
6.    TOTAL                                    0              0         13,448,255

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

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 7

CASE NUMBER:    401-40784-BJH-11
                                                           MONTH:    DECEMBER-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                              YES      NO
                                                                                              ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                    X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                           X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                           X

6.   Are any Post Petition Payroll Taxes past due?                                                      X

7.   Are any Post Petition State or Federal Income Taxes past due?                                      X

8.   Are any Post Petition Real Estate Taxes past due?                                                  X

9.   Are any other Post Petition Taxes past due?                                                        X

10.  Are any amounts owed to Post Petition creditors delinquent?                                        X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.  Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

    SEE FOOTNOTE

INSURANCE

                                                                                              YES      NO
                                                                                              ---      --

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                       X

2.   Are all premium payments paid current?                                                     X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                   CARRIER                       PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
    --------------                   -------                       --------------             --------------------------
Property                             Lexington, Allianz             5/29/00-3/1/02            Semi-Annual     $ 26,485
Group Health                         Blue Cross/Blue Shield        Terminated 8/1/01                               N/A
Auto                                 Liberty Mutual                  9/1/00-3/1/02            Semi-Annual        3,333
General Liability                    Liberty Mutual                  9/1/00-3/1/02            Semi-Annual       64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP

CASE NUMBER:    401-40784-BJH-11

                                                      MONTH:   DECEMBER 31, 2001
                                                            --------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS


DUAL
BASIS
FORM
NUMBER      LINE NUMBER          FOOTNOTE / EXPLANATION
------      -----------          ----------------------

  1              1               Pursuant to the February 12, 2001 Order (1)
  3              1               Authorizing Continued Use of Existing Forms and
                                 Records; (2) Authorizing Maintenance of
                                 Existing Corporate Bank Accounts and Cash
                                 Management System; and (3) Extending Time to
                                 Comply with 11 U.S.C. Section 345 Investment
                                 Guidelines, funds in the Bank of America and
                                 Key Bank deposit accounts are swept daily into
                                 Kevco's lead account number 1295026976. The
                                 Bank of America lead account is administered
                                 by, and held in the name of, Kevco Management
                                 Co. (co-debtor, Case No. 401-40788-BJH-11).
                                 Accordingly, all cash receipts and
                                 disbursements flow through Kevco Management's
                                 Bank of America DIP account. A schedule
                                 allocating receipts and disbursements among
                                 Kevco, Inc. and its subsidiaries is included in
                                 this report as a Supplement to Accrual Basis -3.

  1              4,5             Pursuant to Asset Purchase Agreements approved
  1              10,14A          by the Court (see prior Monthly Operating
                                 Reports for details), Debtor has sold most of
                                 its assets.

  1              15A             Intercompany receivables/payables are from/to
  1              27A             co-debtors Kevco Management Co. (Case No.
  7              3               401-40788-BJH-11), Kevco Distribution, LP (Case
                                 No. 401-40789-BJH-11), Kevco Holding, Inc.
                                 (Case No. 401-40785-BJH-11), DCM Delaware, Inc.
                                 (Case No. 401-40787-BJH-11), Kevco GP, Inc.
                                 (Case No. 401-40786-BJH-11), Kevco Components,
                                 Inc. (Case No. 401-40790-BJH-11), and Kevco,
                                 Inc. (Case No. 401-40783-BJH-11).

  1              18              Property tax owing is an accrual only and not
  4              9, 13           yet due.

  1              24              The direct charges to equity are due to secured
  1              32              debt reductions pursuant to asset sales by
                                 Debtor and its co-debtors as well as direct
                                 cash payments. The secured debt owed to Bank of
                                 America by Kevco, Inc. (Case No.
                                 401-40783-BJH-11) has been guaranteed by all of
                                 its co-debtors (see Footnote 1,15A); therefore,
                                 the secured debt is reflected as a liability on
                                 all of the Kevco entities. The charge to equity
                                 is simply an adjustment to the balance sheet.

  1              25              Pursuant to Order dated February 12, 2001 and
                                 Supplemental Order dated March 14, 2001,
                                 debtors were authorized to pay pre-petition
                                 taxes, salaries and wages up to a maximum of
                                 $4,300 per employee. Debtors were also (a)
                                 allowed to pay accrued vacation to terminated
                                 employees and (b) permitted to continue
                                 allowing employees to use vacation time as
                                 scheduled.